LOGO: Preferred Group

                       The Preferred Group of Mutual Funds
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                                 1-800-662-8320
                             www.PreferredGroup.com

                        Supplement dated June 28, 2002 to
               Prospectus and Statement of Additional Information,
                           each dated November 1, 2001


1.   Voluntary Fee Waiver

     Caterpillar Investment Management Ltd. ("CIML") has voluntarily agreed to waive a portion of its Management Fee (0.25%) with respect to the Preferred International Value Fund, effective July 1, 2002.

2.   Mercator Asset Management, L.P. ("Mercator") Advisory Fee Change

     Effective June 29, 2002, CIML will pay Mercator, for its subadvisory services with respect to the Preferred International Value Fund, a fee at the annual rate of 0.75% of the first $25 million of Combined Assets, 0.60% of the next $25 million of Combined Assets, 0.55% of the next $25 million of Combined Assets, 0.50% of the next $225 million of Combined Assets, 0.40% of the next $200 million of Combined Assets, 0.20% of the next $300 million of Combined Assets and 0.10% of Combined Assets over $800 million. "Combined Assets" are the net assets of the Preferred International Value Fund managed by Mercator together with any other net assets managed or advised by Mercator relating to Caterpillar Inc. or any of its affiliates.